SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 1, 2016
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000 – 26099	94-3327828
(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)       (Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 1.02 Termination of a Material Definitive Agreement

Pursuant to Treasury Regulation Section 1.409A-3(j)(4)(ix)(C), the Company terminated its Deferred Compensation Plan (see Exhibit 10.18 to the Company’s 2015 Annual Report on Form 10-K) (the “Plan”) on November 1, 2016.  The Plan allows directors and executive officers to voluntarily elect to defer a portion of their directors’ fees, salary or bonus earned in the current year.  A full description of the Plan, as in effect prior to termination, is included in the proxy statement filed on Schedule 14A on April 11, 2016.  Since participation has been declining in recent years, the Board has determined that it is in the Company’s best interests to terminate the Plan and save the costs of administration.

All balances will be liquidated twelve months after the termination date. Until the final payments date, the Plan will continue to operate in the ordinary course, except that no new deferrals will be credited to participants under the Plan.  Kent A. Steinwert is the only named executive officer with an account under the Plan.  Mr. Steinwert had deferred portions of his salary and bonus over a nineteen year period, and those balances are reported in the proxy statement filed on Schedule 14A on April 11, 2016.  No additional contributions have been made since that date.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to Treasury Regulation Section 1.409A-3(j)(4)(ix)(C), the Company terminated its Deferred Compensation Plan (see Exhibit 10.18 to the Company’s 2015 Annual Report on Form 10-K) (the “Plan”) on November 1, 2016.  The Plan allows directors and executive officers to voluntarily elect to defer a portion of their directors’ fees, salary or bonus earned in the current year.  A full description of the Plan, as in effect prior to termination, is included in the proxy statement filed on Schedule 14A on April 11, 2016.  Since participation has been declining in recent years, the Board has determined that it is in the Company’s best interests to terminate the Plan and save the costs of administration.

All balances will be liquidated twelve months after the termination date. Until the final payments date, the Plan will continue to operate in the ordinary course, except that no new deferrals will be credited to participants under the Plan.  Kent A. Steinwert is the only named executive officer with an account under the Plan.  Mr. Steinwert had deferred portions of his salary and bonus over a nineteen year period, and those balances are reported in the proxy statement filed on Schedule 14A on April 11, 2016.  No additional contributions have been made since that date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

	By	/s/ Stephen W. Haley

Stephen W. Haley
Executive Vice President & Chief Financial Officer

Date: November 3, 2016